NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated May 5, 2009

to the Class I, II, III, IV & R Shares Prospectuses

of the Nicholas-Applegate Global Equity 130/30 Fund

dated August 1, 2008

The Funds’ Investment Adviser intends to recommend to the Board of Trustees of the Funds (The “Board”) that it consider and approve a Plan of Liquidation providing for the liquidation of the Nicholas-Applegate Global Equity 130/30 Fund (The “Fund”) at its next meeting.

If the liquidation of the Fund is approved by the Board, any shares outstanding at the final liquidation will be automatically redeemed as of that date.  Prior to the proposed liquidation and dissolution, Shareholders will be entitled to exchange out of the Fund or redeem their shares in the manner set forth in the section entitled “Simplified Account Information” in the Fund’s current prospectus.  Redemptions and exchanges associated with the Fund’s proposed liquidation may result in a taxable event for shareholders.  Shareholders should verify their tax liabilities with their tax professionals.  If approved by the Board, further details regarding the proposed liquidation will be provided to shareholders of the Fund.